UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 10, 2017

ZAP
(Exact name of registrant as specified in its charter)

California	03-03000	94-3210624
State or other jurisdiction incorporation	Commission File Number	IRS Employer Identification No.

501 Fourth Street, Santa Rosa, CA, 95401
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:   (707 525-8658

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Emerging Growth Company    ☐

Section 4-	Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant

(A)          Previous Independent Registered Public Accounting Firm.

Effective July 10, 2017 Friedman LLP (“Friedman LLP”) resigned as the Company’s independent registered public accounting firm. During the period of engagement from January 1, 2010 through July 10, 2017, the auditor’s reports issued by Friedman did not contain an adverse opinion, a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. However, the audit reports as of and for the years ended December 31, 2016 and 2015 did reflect uncertainties regarding the ability of the Company to continue as a going concern.  During the referenced period, there were no disagreements between the Company and Freidman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Friedman’s satisfaction, would have caused Friedman to make reference to the matter in reports on the Company’s financial statements, had any such reports been issued. During the period of engagement, there were no reportable events as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

The Registrant has provided Friedman with a copy of the disclosures in this report and the Company requested a letter from Friedman addressed to the Commission confirming the statements made by the Company in this report. A copy of that letter is attached as an exhibit to this report.

(B)          New Independent Registered Pubic Accounting Firm.

Contemporaneous with the resignation of Friedman, the Company engaged   KCCW Accountancy Corp. (“KCCW”) of Alhambra, CA, as its new independent registered public accounting firm. During the Company’s two most recent fiscal years and the subsequent interim period through June 30, 2017, the Company did not consult with  KCCW with respect to any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Section 9-	Financial Statements and Exhibits

Exhibit	Description

16.1	Letter from Friedman LLP

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP

Dated: July 13, 2017	By: /s/ Wang Gang